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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): October 21, 2004

                          Citizens Banking Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
                 (State or Other Jurisdiction of Incorporation)

               000-10535                             38-2378932
       (Commission File Number)           (IRS Employer Identification No.)


    328 South Saginaw Street, Flint, Michigan            48502
    (Address of Principal Executive Offices)           (Zip Code)

                                 (810) 766-7500
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 21, 2004, Citizens Banking Corporation (the "Company") issued a press release announcing earnings for the third quarter of 2004 and certain other information. The full text of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Daniel Bekemeier, our Controller and principal accounting officer, has announced his resignation effective November 1, 2004. Charles Christy, our Chief Financial Officer, will also serve as our principal accounting officer until a new Controller and principal accounting officer is appointed.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit 99.1               Press Release, dated October 21, 2004.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CITIZENS BANKING CORPORATION


                                      By:  /s/ Thomas W. Gallagher
                                           -------------------------------------
                                           Thomas W. Gallagher
                                      Its: General Counsel and Secretary
Date:  October 21, 2004



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                                INDEX TO EXHIBITS


EXHIBIT NO.                                 DESCRIPTION

Exhibit 99.1               Press Release, dated October 21, 2004.